AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2026	2025	Change	2026	2025	Change
Operating Revenues
Service	$26,301	$25,336	3.8%	$77,756	$75,766	2.6%
Equipment	6,021	5,373	12.1%	17,630	16,416	7.4%
Total Operating Revenues	32,322	30,709	5.3%	95,386	92,182	3.5%

Operating Expenses
Cost of revenues
Equipment	6,098	5,468	11.5%	18,144	16,900	7.4%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,344	6,351	(0.1)%	18,911	19,102	(1.0)%
Selling, general and administrative	7,435	7,454	(0.3)%	21,972	21,544	2.0%
Asset impairments and abandonments and restructuring	3,372	—	—%	3,658	504	—%
Depreciation and amortization	4,978	5,317	(6.4)%	14,910	15,758	(5.4)%
Total Operating Expenses	28,227	24,590	14.8%	77,595	73,808	5.1%
Operating Income	4,095	6,119	(33.1)%	17,791	18,374	(3.2)%
Interest Expense	1,979	1,700	16.4%	5,675	5,013	13.2%
Equity in Net Income (Loss) of Affiliates	(10)	(20)	50.0%	(80)	1,905	—%
Other Income (Expense) — Net	590	6,254	(90.6)%	1,880	7,476	(74.9)%
Income from Continuing Operations Before Income Taxes	2,696	10,653	(74.7)%	13,916	22,742	(38.8)%
Income tax expense on continuing operations	1,390	976	42.4%	3,353	3,512	(4.5)%
Income From Continuing Operations	1,306	9,677	(86.5)%	10,563	19,230	(45.1)%
Loss from discontinued operations, net of tax	(37)	—	—%	(103)	—	—%
Net Income	1,269	9,677	(86.9)%	10,460	19,230	(45.6)%
Net Income Attributable to Noncontrolling Interest	(378)	(363)	(4.1)%	(1,113)	(1,065)	(4.5)%
Net Income Attributable to AT&T	$891	$9,314	(90.4)%	$9,347	$18,165	(48.5)%
Preferred Stock Dividends and Redemption Gain	(36)	(36)	—%	(108)	(28)	—%
Net Income Attributable to Common Stock	$855	$9,278	(90.8)%	$9,239	$18,137	(49.1)%

Basic Earnings Per Share Attributable to Common Stock
Income from continuing operations	$0.13	$1.29	(89.9)%	$1.34	$2.51	(46.6)%
Loss from discontinued operations	(0.01)	—	—%	(0.01)	—	—%
	$0.12	$1.29	(90.7)%	$1.33	$2.51	(47.0)%
Weighted Average Common Shares Outstanding (000,000)	6,835	7,156	(4.5)%	6,929	7,193	(3.7)%
Diluted Earnings Per Share Attributable to Common Stock
Income from continuing operations	$0.13	$1.29	(89.9)%	$1.34	$2.51	(46.6)%
Loss from discontinued operations	(0.01)	—	—%	(0.01)	—	—%
	$0.12	$1.29	(90.7)%	$1.33	$2.51	(47.0)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,844	7,169	(4.5)%	6,938	7,203	(3.7)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
	Sep. 30,	Dec. 31,
	2026	2025
Assets	(Unaudited)
Current Assets
Cash and cash equivalents	$10,767	$18,234
Accounts receivable – net of related allowances for credit loss of $272 and $429	7,992	8,843
Inventories	2,893	2,420
Prepaid and other current assets	19,477	19,235
Assets held for sale	11,216	—
Total current assets	52,345	48,732
Property, Plant and Equipment – Net	132,154	131,559
Goodwill – Net	63,865	63,425
Licenses – Net	149,357	128,148
Other Intangible Assets – Net	5,987	5,254
Investments in and Advances to Equity Affiliates	1,173	1,106
Operating Lease Right-Of-Use Assets	22,352	22,642
Other Assets	18,638	19,332
Total Assets	$445,871	$420,198
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$9,483	$9,011
Accounts payable and accrued liabilities	38,335	38,514
Advanced billings and customer deposits	3,909	4,266
Dividends payable	1,912	1,989
Liabilities held for sale	6,636	—
Total current liabilities	60,275	53,780
Long-Term Debt	150,144	127,089
Deferred Credits and Other Noncurrent Liabilities
Noncurrent deferred tax liabilities	61,551	58,312
Postemployment benefit obligation	8,100	8,478
Operating lease liabilities	18,520	18,943
Other noncurrent liabilities	22,521	25,104
Total deferred credits and other noncurrent liabilities	110,692	110,837
Redeemable Noncontrolling Interest	2,006	2,001
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	106,239	106,533
Retained earnings	19,265	15,768
Treasury stock	(25,268)	(18,529)
Accumulated other comprehensive income (loss)	(1,082)	(860)
Noncontrolling interest	15,979	15,958
Total stockholders’ equity	122,754	126,491
Total Liabilities and Stockholders’ Equity	$445,871	$420,198

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine-Month Period
	2026	2025
Operating Activities
Income from continuing operations	$10,563	$19,230
Adjustments to reconcile income from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	14,910	15,758
Provision for uncollectible accounts	1,817	1,592
Asset impairments and abandonments and restructuring	3,658	504
Pension and postretirement benefit expense (credit)	(1,187)	(1,191)
Net (gain) loss on investments	(277)	(5,722)
Changes in operating assets and liabilities:
Receivables	(903)	(613)
Equipment installment receivables and related sales	(1,016)	806
Contract asset and cost deferral	(617)	(482)
Inventories, prepaid and other current assets	(823)	(1,952)
Accounts payable and other accrued liabilities	(1,253)	(2,029)
Changes in income taxes	3,209	2,609
Postretirement claims and contributions	(364)	(593)
Other - net	1,198	1,047
Total adjustments	18,352	9,734
Net Cash Provided by Operating Activities from Continuing Operations	28,915	28,964

Investing Activities
Capital expenditures	(15,638)	(14,061)
Acquisitions, net of cash acquired	(25,677)	(47)
Dispositions	858	439
(Purchases), sales and settlements of securities - net	(1)	25
Other - net	(1,062)	(789)
Net Cash Used in Investing Activities from Continuing Operations	(41,520)	(14,433)

Financing Activities
Issuance of other short-term borrowings	3,000	—
Repayment of other short-term borrowings	(3,000)	—
Issuance of long-term debt	35,870	14,027
Repayment of long-term debt	(10,172)	(1,849)
Payment of vendor financing	(1,148)	(823)
Redemption of preferred stock	—	(2,075)
Purchase of treasury stock	(7,472)	(2,669)
Issuance of treasury stock	1	19
Issuance of preferred interests in subsidiary	—	2,221
Dividends paid	(5,923)	(6,168)
Other - net	(1,487)	(292)
Net Cash Provided by Financing Activities from Continuing Operations	9,669	2,391
Net increase (decrease) in cash and cash equivalents and restricted cash from continuing operations	(2,936)	16,922
Cash flows from Discontinued Operations:
Cash provided by operating activities	197	—
Cash used in investing activities	(4,607)	—
Cash used in financing activities	—	—
Net increase (decrease) in cash and cash equivalents and restricted cash from discontinued operations	(4,410)	—
Net increase (decrease) in cash and cash equivalents and restricted cash	$(7,346)	$16,922
Cash and cash equivalents and restricted cash beginning of year	18,527	3,406
Cash and Cash Equivalents and Restricted Cash End of Period	$11,181	$20,328

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period			Percent
	2026	2025	Change	2026	2025		Change
Capital expenditures
Purchase of property and equipment	$5,010	$4,843	3.4%	$15,496	$13,940		11.2%
Interest during construction	51	44	15.9%	142	121		17.4%
Total Capital Expenditures	$5,061	$4,887	3.6%	$15,638	$14,061		11.2%

Acquisitions, net of cash acquired
Business acquisitions	$11	$—	—%	$1,702	$—		—%
Spectrum acquisitions	22,842	(13)	—%	23,876	1		—%
Interest during construction - spectrum	99	12	—%	99	46		—%
Total Acquisitions	$22,952	$(1)	—%	$25,677	$47		—%

Cash paid for interest	$1,990	$1,855	7.3%	$5,724	$5,171		10.7%

Cash paid for income taxes, net of (refunds)	$21	$17	23.5%	$112	$897		(87.5)%

Dividends Declared per Common Share	$0.2775	$0.2775	—%	$0.8325	$0.8325		—%

End of Period Common Shares Outstanding (000,000)				6,761	7,109		(4.9)%
Debt Ratio				56.1%	52.0%	410	BP
Total Employees				127,150	135,670		(6.3)%

ADVANCED CONNECTIVITY SEGMENT

The segment provides domestic 5G and fiber-based wireless, internet and other advanced connectivity services to consumer and business customers.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2026	2025	Change	2026	2025	Change
Operating Revenues
Wireless service	$17,764	$16,926	5.0%	$52,118	$50,430	3.3%
Advanced home internet	2,975	2,411	23.4%	8,700	6,908	25.9%
Business fiber and advanced connectivity	1,992	1,832	8.7%	5,820	5,356	8.7%
Business transitional and other	1,023	1,198	(14.6)%	3,148	3,741	(15.9)%
Other service	148	162	(8.6)%	457	488	(6.4)%
Total Service Revenues	23,902	22,529	6.1%	70,243	66,923	5.0%
Equipment	5,579	4,974	12.2%	16,324	15,269	6.9%
Total Segment Operating Revenues	29,481	27,503	7.2%	86,567	82,192	5.3%

Operating Expenses
Operations and support	17,151	16,010	7.1%	50,647	48,613	4.2%
Depreciation and amortization	4,702	5,076	(7.4)%	14,094	15,084	(6.6)%
Total Segment Operating Expenses	21,853	21,086	3.6%	64,741	63,697	1.6%
Operating Income	$7,628	$6,417	18.9%	$21,826	$18,495	18.0%

Operating Income Margin	25.9%	23.3%	260 BP	25.2%	22.5%	270 BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2026	2025	Change
Retail Wireless Subscribers[1]	110,237	108,799	1.3%
Phone	91,736	90,755	1.1%
Postpaid phone	75,283	73,801	2.0%
Prepaid phone	16,453	16,954	(3.0)%
Other	18,501	18,044	2.5%

Third Quarter	Percent	Nine-Month Period	Percent
2026	2025	Change	2026	2025	Change
Retail Wireless Net Adds[1,2]	537	161	—%	1,244	744	67.2%
Phone	358	322	11.2%	1,016	993	2.3%
Postpaid phone	379	405	(6.4)%	1,105	1,130	(2.2)%
Prepaid phone	(21)	(83)	74.7%	(89)	(137)	35.0%
Other	179	(161)	—%	228	(249)	—%

Phone churn[3]	1.19%	1.24%	(5)	BP	1.17%	1.18%	(1)	BP
Postpaid phone churn[3]	0.92%	0.92%	—	BP	0.89%	0.87%	2	BP
Prepaid phone churn[3]	2.41%	2.63%	(22)	BP	2.44%	2.53%	(9)	BP
[1]Wireless subscribers and net additions exclude customers with free lines provided under promotional pricing until such lines are converted to paying lines.
[2]Excludes migrations between wireless subscriber categories, including connected devices, and acquisition-related activity.
[3]Calculated by dividing the aggregate number of wireless subscribers who canceled service during a month by the total number of wireless subscribers at the beginning of that month. The churn rate for the period is equal to the average of the churn rate for each month of that period.

September 30,	Percent
2026	2025	Change
Internet Connections	16,248	12,565	29.3%
Fiber	13,310	10,789	23.4%
AT&T Fiber	12,560	10,123	24.1%
AT&T Business Fiber[1]	750	666	12.6%
Fixed Wireless	2,938	1,776	65.4%
AT&T Internet Air (AIA)	2,231	1,276	74.8%
Business Fixed Wireless[2]	707	500	41.4%

Third Quarter	Percent	Nine-Month Period	Percent
2026	2025	Change	2026	2025	Change
Internet Net Adds[3]	769	613	25.4%	1,999	1,638	22.0%
Fiber	442	309	43.0%	1,101	861	27.9%
AT&T Fiber	416	288	44.4%	1,033	792	30.4%
AT&T Business Fiber[1]	26	21	23.8%	68	69	(1.4)%
Fixed Wireless	327	304	7.6%	898	777	15.6%
AT&T Internet Air (AIA)	280	270	3.7%	734	654	12.2%
Business Fixed Wireless[2]	47	34	38.2%	164	123	33.3%
[1]Includes fiber broadband internet for businesses and excludes dedicated and ethernet fiber.
[2]Includes AT&T Internet Air for Business and historical fixed wireless services. Excludes integrated gateway wireless connections used for secondary or back-up connectivity.
[3]Excludes acquisition-related activity and the impact of customer disconnections resulting from the termination of AIA services in areas with unfavorable regulatory requirements in the first quarter of 2025.

LEGACY SEGMENT

The segment provides domestic legacy voice and data services to consumer and business customers over our copper-based network. Legacy segment results include revenues derived from copper-based services and direct operating costs.

Segment Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2026	2025	Change	2026	2025	Change
Segment Operating Revenues	$1,519	$2,013	(24.5)%	$4,919	$6,583	(25.3)%

Segment Operating Expenses
Operations and support	1,021	1,334	(23.5)%	3,286	3,926	(16.3)%
Depreciation and amortization	—	—	—%	—	—	—%
Total Operating Expenses	1,021	1,334	(23.5)%	3,286	3,926	(16.3)%
Operating Income	$498	$679	(26.7)%	$1,633	$2,657	(38.5)%

Operating Income Margin	32.8%	33.7%	(90)	BP	33.2%	40.4%	(720)	BP

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico. We agreed to sell our Latin America business and applied held-for-sale accounting at September 30, 2026.

Segment Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2026	2025	Change	2026	2025	Change
Operating Revenues
Wireless service	$798	$696	14.7%	$2,331	$1,973	18.1%
Wireless equipment	442	399	10.8%	1,306	1,147	13.9%
Total Segment Operating Revenues	1,240	1,095	13.2%	3,637	3,120	16.6%

Operating Expenses
Operations and support	1,004	896	12.1%	2,954	2,527	16.9%
Depreciation and amortization	191	177	7.9%	580	482	20.3%
Total Segment Operating Expenses	1,195	1,073	11.4%	3,534	3,009	17.4%
Operating Income	$45	$22	—%	$103	$111	(7.2)%

Operating Income Margin	3.6%	2.0%	160	BP	2.8%	3.6%	(80)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2026	2025	Change
Mexico Wireless Subscribers
Postpaid	7,939	6,423	23.6%
Prepaid	15,317	17,508	(12.5)%
Reseller	77	218	(64.7)%
Total Mexico Wireless Subscribers	23,333	24,149	(3.4)%

Third Quarter	Percent	Nine-Month Period	Percent
2026	2025	Change	2026	2025	Change
Mexico Wireless Net Additions
Postpaid	482	243	98.4%	1,188	586	—%
Prepaid	(512)	68	—%	(2,413)	22	—%
Reseller	(72)	(5)	—%	(122)	(35)	—%
Total Mexico Wireless Net Additions	(102)	306	—%	(1,347)	573	—%

SUPPLEMENTAL INFORMATION - ADVANCED CONNECTIVITY

We provide supplemental information on our advanced consumer and business customer relationships in the following tables as the product lifecycles in these customer categories influence the growth trajectories of Advanced Connectivity segment results.

Consumer Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2026	2025	Change	2026	2025	Change
Operating Revenues
Wireless service	$15,283	$14,594	4.7%	$44,859	$43,523	3.1%
Advanced home internet	2,975	2,411	23.4%	8,700	6,908	25.9%
Other service	148	162	(8.6)%	457	488	(6.4)%
Total Service Revenues	18,406	17,167	7.2%	54,016	50,919	6.1%
Equipment	4,642	4,107	13.0%	13,513	12,626	7.0%
Total Operating Revenues	23,048	21,274	8.3%	67,529	63,545	6.3%

Operating Expenses
Operations and support	12,735	11,573	10.0%	37,558	35,240	6.6%
Depreciation and amortization	2,973	3,069	(3.1)%	8,971	9,136	(1.8)%
Total Operating Expenses	15,708	14,642	7.3%	46,529	44,376	4.9%
Operating Income	$7,340	$6,632	10.7%	$21,000	$19,169	9.6%

Operating Income Margin	31.8%	31.2%	60	BP	31.1%	30.2%	90	BP

Business Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2026	2025		Change	2026	2025		Change
Operating Revenues
Wireless service	$2,481	$2,332		6.4%	$7,259	$6,907		5.1%
Fiber and advanced connectivity	1,992	1,832		8.7%	5,820	5,356		8.7%
Transitional and other service	1,023	1,198		(14.6)%	3,148	3,741		(15.9)%
Total Service Revenues	5,496	5,362		2.5%	16,227	16,004		1.4%
Equipment	937	867		8.1%	2,811	2,643		6.4%
Total Operating Revenues	6,433	6,229		3.3%	19,038	18,647		2.1%

Operating Expenses
Operations and support	4,416	4,437		(0.5)%	13,089	13,373		(2.1)%
Depreciation and amortization	1,729	2,007		(13.9)%	5,123	5,948		(13.9)%
Total Operating Expenses	6,145	6,444		(4.6)%	18,212	19,321		(5.7)%
Operating Income (Loss)	$288	$(215)		—%	$826	$(674)		—%

Operating Income Margin	4.5%	(3.5)%	800	BP	4.3%	(3.6)%	790	BP

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
September 30, 2026
	Advanced Connectivity	Legacy	Latin America	Total Segment	Corporate & Other	AT&T Inc.
Operating Revenues
Wireless service	$17,764	$—	$798	$18,562	$—	$18,562
Consumer	15,283
Business	2,481
Advanced home internet	2,975	—	—	2,975	—	2,975
Business fiber and advanced connectivity	1,992	—	—	1,992	—	1,992
Business transitional and other	1,023	—	—	1,023	—	1,023
Other service	148	1,519	—	1,667	82	1,749
Total Service	23,902	1,519	798	26,219	82	26,301
Equipment	5,579	—	442	6,021	—	6,021
Operating Revenues	29,481	1,519	1,240	32,240	82	32,322
Operating Expenses
Operations and support expenses	17,151	1,021	1,004	19,176	657	19,833
Asset impairments and abandonments and restructuring	—	—	—	—	3,372	3,372
Transaction, legal and other costs	—	—	—	—	44	44
Depreciation and amortization	4,702	—	191	4,893	85	4,978
Operating Expenses	21,853	1,021	1,195	24,069	4,158	28,227
Operating Income (Loss)	$7,628	$498	$45	$8,171	$(4,076)	$4,095
Total other income (expense)						(1,399)
Income from continuing operations before income tax						$2,696

September 30, 2025
	Advanced Connectivity	Legacy	Latin America	Total Segment	Corporate & Other	AT&T Inc.
Operating Revenues
Wireless service	$16,926	$—	$696	$17,622	$—	$17,622
Consumer	14,594
Business	2,332
Advanced home internet	2,411	—	—	2,411	—	2,411
Business fiber and advanced connectivity	1,832	—	—	1,832	—	1,832
Business transitional and other	1,198	—	—	1,198	—	1,198
Other service	162	2,013	—	2,175	98	2,273
Total Service	22,529	2,013	696	25,238	98	25,336
Equipment	4,974	—	399	5,373	—	5,373
Operating Revenues	27,503	2,013	1,095	30,611	98	30,709
Operating Expenses
Operations and support expenses	16,010	1,334	896	18,240	546	18,786
Asset impairments and abandonments and restructuring	—	—	—	—	—	—
Transaction, legal and other costs	—	—	—	—	487	487
Depreciation and amortization	5,076	—	177	5,253	64	5,317
Operating Expenses	21,086	1,334	1,073	23,493	1,097	24,590
Operating Income (Loss)	$6,417	$679	$22	$7,118	$(999)	$6,119
Total other income (expense)						4,534
Income from continuing operations before income tax						$10,653

SUPPLEMENTAL SEGMENT RECONCILIATION

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2026
	Advanced Connectivity	Legacy	Latin America	Total Segment	Corporate & Other	AT&T Inc.
Operating Revenues
Wireless service	$52,118	$—	$2,331	$54,449	$—	$54,449
Consumer	44,859
Business	7,259
Advanced home internet	8,700	—	—	8,700	—	8,700
Business fiber and advanced connectivity	5,820	—	—	5,820	—	5,820
Business transitional and other	3,148	—	—	3,148	—	3,148
Other service	457	4,919	—	5,376	263	5,639
Total Service	70,243	4,919	2,331	77,493	263	77,756
Equipment	16,324	—	1,306	17,630	—	17,630
Operating Revenues	86,567	4,919	3,637	95,123	263	95,386
Operating Expenses
Operations and support expenses	50,647	3,286	2,954	56,887	1,801	58,688
Asset impairments and abandonments and restructuring	—	—	—	—	3,658	3,658
Transaction, legal and other costs	—	—	—	—	339	339
Depreciation and amortization	14,094	—	580	14,674	236	14,910
Operating Expenses	64,741	3,286	3,534	71,561	6,034	77,595
Operating Income (Loss)	$21,826	$1,633	$103	$23,562	$(5,771)	$17,791
Total other income (expense)						(3,875)
Income from continuing operations before income tax						$13,916

September 30, 2025
	Advanced Connectivity	Legacy	Latin America	Total Segment	Corporate & Other	AT&T Inc.
Operating Revenues
Wireless service	$50,430	$—	$1,973	$52,403	$—	$52,403
Consumer	43,523
Business	6,907
Advanced home internet	6,908	—	—	6,908	—	6,908
Business fiber and advanced connectivity	5,356	—	—	5,356	—	5,356
Business transitional and other	3,741	—	—	3,741	—	3,741
Other service	488	6,583	—	7,071	287	7,358
Total Service	66,923	6,583	1,973	75,479	287	75,766
Equipment	15,269	—	1,147	16,416	—	16,416
Operating Revenues	82,192	6,583	3,120	91,895	287	92,182
Operating Expenses
Operations and support expenses	48,613	3,926	2,527	55,066	1,865	56,931
Asset impairments and abandonments and restructuring	—	—	—	—	504	504
Transaction, legal and other costs	—	—	—	—	615	615
Depreciation and amortization	15,084	—	482	15,566	192	15,758
Operating Expenses	63,697	3,926	3,009	70,632	3,176	73,808
Operating Income (Loss)	$18,495	$2,657	$111	$21,263	$(2,889)	$18,374
Total other income (expense)						4,368
Income from continuing operations before income tax						$22,742